UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 8, 2025

LITTELFUSE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-20388	36-3795742
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6133 N. River Rd.
Suite 500
Rosemont, IL 60018
(Address of Principal Executive Offices, and Zip Code)

(773) 628-1000
Registrant’s Telephone Number, Including Area Code

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LFUS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 8, 2025, Littelfuse, Inc. (the “Company”) and Meenal Sethna, Executive Vice President and Chief Financial Officer of the Company, agreed to Ms. Sethna’s separation from employment with the Company, effective September 1, 2025 (the “Separation Date”). Ms. Sethna’s departure is not a result of any disagreement with the Company, its independent auditors, any member of the Company’s management, or the Company’s Board of Directors regarding any matter of financials, operations, policies or practices. The Company has commenced a search to identify a successor Chief Financial Officer.

The terms of Ms. Sethna’s separation from the Company have been memorialized in a Letter Agreement, dated April 8, 2025 (the “Letter Agreement”). Pursuant to the Letter Agreement, the Company has agreed, subject to Ms. Sethna’s execution and non-revocation of a Separation and Release Agreement (as described below), to provide Ms. Sethna with certain severance benefits including: (1) a lump sum cash payment pursuant to the Company’s Executive Severance Policy payable on the 60th day following the Separation Date; (2) accelerated vesting of 50% of the restricted stock units granted to Ms. Sethna on January 23, 2025; (3) a prorated cash bonus under the Company’s Annual Incentive Plan for 2025 to be determined in accordance with the Letter Agreement and the Company’s Executive Severance Policy; and (4) continuation or reimbursement of certain welfare benefits and fringe benefits for limited transitional periods following termination.

The foregoing is only a summary of the Letter Agreement and is qualified in its entirety by the full text of the Letter Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

In connection with the Letter Agreement, the Company and Ms. Sethna will enter into a Separation and Release Agreement at the time of her termination of employment, containing customary terms including confidentiality, release of claims, and non-disparagement provisions.

Item 7.01. Regulation FD Disclosure.

A copy of the press release announcing the Chief Financial Officer transition is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”).

The exhibit furnished under Item 7.01 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Letter Agreement between Littelfuse, Inc. and Meenal Sethna, dated April 8, 2025.
99.1	Press Release, dated April 9, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 9, 2025	LITTELFUSE, INC.

	By:	/s/ Ryan K. Stafford
	Name:	Ryan K. Stafford
	Title:	Executive Vice President, Mergers & Acquisitions, Chief Legal Officer and Corporate Secretary